Exhibit 99.1

NEWS RELEASE

CONTACTS:

Julianne Biagini                                    Mark Hebeisen
Chief Financial Officer                             VP Marketing
Endwave Corporation                                 Endwave Corporation
408-522-3105                                        978-686-4400 x105

FOR IMMEDIATE RELEASE

              ENDWAVE REPORTS THIRD QUARTER 2005 FINANCIAL RESULTS

        ENDWAVE GENERATED 89% YEAR-OVER-YEAR REVENUE GROWTH AND INCREASED
                          PRO-FORMA PROFITABILITY IN Q3

SUNNYVALE, CA - October 18, 2005 - Endwave Corporation (NASDAQ: ENWV), a leading provider of high-frequency RF modules for telecommunications networks, defense electronics and homeland security systems, today reported financial results for its third quarter ended September 30, 2005.

Endwave reported revenues of $14.3 million for the third quarter of 2005, compared with revenues of $7.6 million for the third quarter of 2004 and $12.2 million for the second quarter of 2005. Cash, cash equivalents and short-term investments as of September 30, 2005 were $21.9 million compared with a balance of $22.0 million at June 30, 2005.

Net loss for the third quarter of 2005 was $193,000, or a loss of $0.02 per share, compared with a net loss for the third quarter of 2004 of $2.0 million, or a loss of $0.21 per share, and net income for the second quarter of 2005 of $318,000, or earnings of $0.03 per diluted share.

Pro forma net income for the third quarter of 2005 was $732,000, or earnings of $0.06 per diluted share, compared with a pro forma net loss for the third quarter of 2004 of $1.2 million, or a loss of $0.12 per share, and pro forma net income for the second quarter of 2005 of $424,000, or earnings of $0.04 per diluted share.

For the third quarter of 2005, pro forma net income was calculated by excluding the expensing of transaction costs for a suspended secondary offering of $773,000 and amortization of intangible assets of $152,000. For the third quarter of 2004, pro forma net loss was calculated by excluding the amortization of intangible assets of $148,000, a write-off of in-process research and development of $320,000, a write-off for the impairment of long lived assets of $389,000, and a restructuring benefit of $4,000. For the second quarter of 2005, pro forma net income was calculated by excluding the amortization of intangible assets of $152,000 and a restructuring benefit of $46,000. Management believes that excluding the items described above may permit investors to better compare results from period to period and more accurately assess the company's prospects.

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                                     Page 2

                                    - more -

"In what is typically a seasonally slow quarter, I am pleased to report that Endwave's growth continues at a rapid pace - and at $14.3 million in third quarter revenues, this represents the largest quarterly revenue total in our company's history," said Ed Keible, Endwave's CEO and President. "We have already exceeded our entire year 2004 revenues in just the first nine months of 2005, with a strong fourth quarter projected to follow," added Keible.

ENDWAVE THIRD QUARTER 2005 SUMMARY:

     - Recorded quarterly revenues of $14.3 million, 89% higher than the third quarter of 2004, and 17% higher than the second quarter of 2005.
     - Increased revenues from sales to customers in defense electronics, homeland security systems and other non-telecom markets to $2.3 million, or 16% of total revenues, in the third quarter of 2005. This represents 51% growth in non-telecom market revenues as compared to the third quarter of 2004.
     - Delivered products to over 100 customers during the quarter. The largest customers for the quarter were Nokia, Nera and Siemens.
     - Achieved gross margin of 32.5% in the third quarter of 2005, and profitability during the quarter increased to 5% of revenues, on a pro forma basis.
     - Expensed $773,000 of transaction costs incurred for a secondary offering that will be postponed until further notice.
     - Appointed senior managers to critical new positions, including Chief Operating Officer, General Managers for both the Telecom and Defense Business Units, and Vice President of Marketing and Business Development.
     - Secured follow-on orders from Raytheon Company for RF subsystems for Smart-T, an advanced satellite defense communications program.
     - Received additional orders from SafeView for switch arrays used in SafeScout(TM), its advanced personnel screening portal.
     - Announced the commercial introduction of a proprietary integrated transceiver board solution, Epsilon(TM) Packaging, which significantly reduces the cost, size, and weight of typical RF subsystems.

FOLLOW-ON OFFERING - UPDATE

The company also announced today that it will postpone its planned secondary offering until further notice. The company intends to convert the registration statement on Form S-3 that it recently filed with the Securities and Exchange Commission into a "shelf" registration statement, giving Endwave greater flexibility to complete an offering of securities in the future when market conditions are conducive to such an offering. Due to the suspension of the planned secondary offering, all accumulated transaction costs were expensed in the third quarter. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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                                     Page 3

                                    - more -

Endwave will hold its regularly scheduled third quarter earnings call today at 1:30 p.m. Pacific Daylight Time, which will be available via web cast by logging on to the investor relations section of our website at http://www.endwave.com/investors. The web cast replay will be available on-line after the earnings call at approximately 2:30 p.m. Pacific Daylight Time, and will continue to remain available for approximately 90 calendar days after the call. An audio telephone replay of the conference call will also be available approximately one hour following the conclusion of the call, and will continue to be available for five calendar days by dialing 888-203-1112 (domestically) or 719-457-0820 (internationally), and entering the confirmation code 9966749.

ABOUT ENDWAVE

Endwave Corporation designs, manufactures, and markets RF modules that enable the transmission, reception and processing of high-frequency signals in telecommunications networks, defense electronics and homeland security systems. Our RF modules are typically used in high-frequency applications and include integrated transceivers, amplifiers, synthesizers, oscillators, up and down converters, frequency multipliers and microwave switch arrays. Endwave has 38 issued patents covering its core technologies including semiconductor and proprietary circuit designs. Endwave Corporation is headquartered in Sunnyvale, CA, with operations in Diamond Springs, CA; Andover, MA; and Chiang Mai, Thailand. Additional information about the company can be accessed from the company's web site at http://www.endwave.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This press release and the conference call referred to in this press release may contain forward-looking statements within the meaning of the Federal securities laws and is subject to the safe harbor created thereby. Any statements contained in this press release or on the conference call that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "plans," "intends," "expects," "believes" and similar expressions are intended to identify these forward-looking statements. Information contained in forward-looking statements is based on current expectations and is subject to change. Actual results could differ materially from the forward-looking statements due to many factors, including the following: our ability to achieve and maintain profitability; our customer and market concentration; our suppliers' abilities to deliver raw materials to our specifications and on time; our successful implementation of next-generation programs, including inventory transitions; our ability to penetrate new markets; fluctuations in our operating results from quarter to quarter; our reliance on third-party manufacturers and semiconductor foundries; acquiring businesses and integrating them with our own; component, design or manufacturing defects in our products; our dependence on key personnel; and fluctuations in the price of our common stock. Forward-looking statements contained in this press release and on our conference call should be considered in light of these factors and those factors discussed from time to time in Endwave's public reports filed with the Securities and Exchange Commission, such as those discussed under "Risk Factors" in Endwave's most recent annual report on Form 10-K and quarterly report on Form 10-Q. Endwave does not undertake any obligation to update such forward-looking statements.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                                        SEPTEMBER 30,    DECEMBER 31,
                                                           2005              2004
                                                       --------------   --------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                              $        8,890   $       14,158
Short-term investments                                         12,995           10,979
Accounts receivable, net                                       11,459            8,688
Inventories, net                                               15,642            7,866
Other current assets                                              343              477
                                                       --------------   --------------
Total current assets                                           49,329           42,168
Property and equipment, net                                     1,574            2,394
Other assets                                                      104              125
Goodwill and other intangible assets, net                       4,949            5,407
                                                       --------------   --------------
Total assets                                           $       55,956   $       50,094
                                                       ==============   ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                                5,137            3,587
Warranty accrual                                                3,943            4,488
Accrued compensation                                            2,702            1,370
Other accrued liabilities                                         932            1,026
                                                       --------------   --------------
Total current liabilities                                      12,714           10,471

Other long-term liabilities                                       423              559
Total stockholders' equity                                     42,819           39,064
                                                       --------------   --------------
Total liabilities and stockholders' equity             $       55,956   $       50,094
                                                       ==============   ==============

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                             THREE MONTHS ENDED               NINE MONTHS ENDED
                                                        ----------------------------    ----------------------------
                                                          SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
                                                           2005             2004            2005            2004
                                                        ------------    ------------    ------------    ------------
Total revenues                                          $     14,320    $      7,594    $     35,662    $     21,787
COSTS AND EXPENSES:
Cost of product revenues                                       9,669           5,407          23,803          14,635
Cost of product revenues,
 amortization of intangible assets                               113              75             339              75
Research and development                                       1,708           1,395           4,819           3,452
Selling, general and administrative                            2,386           2,204           7,119           5,738
Transaction costs                                                773               -             773               -
In-process research and development                                -             320               -             320
Amortization of intangible assets                                 39              73             140              73
Restructuring charges, net                                         -              (4)            (46)          2,895
Recovery on building sublease                                      -               -               -            (359)
Impairment of long lived assets and other                          -             389               -             389
Amortization of deferred stock compensation                        -               -               -             204
Total costs and expenses                                      14,688           9,859          36,947          27,422
Income (loss) from operations                                   (368)         (2,265)         (1,285)         (5,635)
Interest and other income, net                                   175             231             563             993
Net income (loss)                                       $       (193)   $     (2,034)   $       (722)   $     (4,642)
Basic net income (loss) per share                       $      (0.02)   $      (0.21)   $      (0.07)   $      (0.48)
Diluted net income (loss) per share                     $      (0.02)   $      (0.21)   $      (0.07)   $      (0.48)
Weighted shares used in basic per share calculation       11,078,344       9,897,077      10,752,423       9,674,842
Weighted shares used in diluted per share calculation     11,078,344       9,897,077      10,752,423       9,674,842

          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                             THREE MONTHS ENDED               NINE MONTHS ENDED
                                                        ----------------------------    ----------------------------
                                                          SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
                                                           2005             2004            2005            2004
                                                        ------------    ------------    ------------    ------------
Total revenues                                          $     14,320    $      7,594    $     35,662    $     21,787
COSTS AND EXPENSES:
Cost of product revenues                                       9,669           5,407          23,803          14,635
Research and development                                       1,708           1,395           4,819           3,452
Sales, general and administrative                              2,386           2,204           7,119           5,738
Total costs and expenses                                      13,763           9,006          35,741          23,825
Income (loss) from operations                                    557          (1,412)            (79)         (2,038)
Interest and other income, net                                   175             231             563             888
Net income (loss)                                       $        732    $     (1,181)   $        484    $     (1,150)
Basic net income (loss) per share                       $       0.07    $      (0.12)   $       0.05    $      (0.12)
Diluted net income (loss) per share                     $       0.06    $      (0.12)   $       0.04    $      (0.12)
Weighted shares used in basic per share calculation       11,078,344       9,897,077      10,752,423       9,674,842
Weighted shares used in diluted per share calculation     11,856,369       9,897,077      11,358,463       9,674,842

1. Pro forma operating results exclude transaction costs, restructuring charges, recovery on building sublease, amortization of deferred stock compensation gain on sale of land, in-process research and development, impairment of long lived assets and other and amortization of intangible assets.

                   ACTUAL TO PRO FORMA NET LOSS RECONCILIATION
                                 (in thousands)
                                   (unaudited)

                                                             THREE MONTHS ENDED               NINE MONTHS ENDED
                                                        ----------------------------    ----------------------------
                                                          SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
                                                           2005             2004            2005            2004
                                                        ------------    ------------    ------------    ------------
Net income (loss) - actual                              $       (193)   $     (2,034)   $       (722)   $     (4,642)
Cost of product revenues,
 amortization of intangible assets                               113              75             339              75
Transaction costs                                                773               -             773               -
In-process research and development                                -             320               -             320
Amortization of intangible assets                                 39              73             140              73
Restructuring charges, net                                         -              (4)            (46)          2,895
Recovery on building sublease                                      -               -               -            (359)
Impairment of long lived assets and other                          -             389               -             389
Amortization of deferred stock compensation                        -               -               -             204
Gain on sale of land                                               -               -               -            (105)
Net income (loss) - pro forma                           $        732    $     (1,181)   $        484    $     (1,150)